                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Frank A. Rogers, Jerry R. Engle, John B. Ditmars and Kimberly B. Kling, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT"), for the registration of 8% Redeemable Subordinated Debentures due July 1, 2011, Cancelable Mandatory Stock Purchase Contracts exercisable not later than January 1, 2011 and Common Shares, $.01 par value, of First Shares Bancorp, Inc. (the "COMPANY"), any and all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any Registration Statement for the offering that is to be effective upon filing pursuant to Rule 462(b) and to the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

     Dated:     2/11/02
            ---------------


                                                 /s/ Frank A. Rogers
                                                 -------------------
                                                 Frank A. Rogers

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Frank A. Rogers, Jerry R. Engle, John B. Ditmars and Kimberly B. Kling, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT"), for the registration of 8% Redeemable Subordinated Debentures due July 1, 2011, Cancelable Mandatory Stock Purchase Contracts exercisable not later than January 1, 2011 and Common Shares, $.01 par value, of First Shares Bancorp, Inc. (the "COMPANY"), any and all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any Registration Statement for the offering that is to be effective upon filing pursuant to Rule 462(b) and to the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

     Dated:     2/11/02
            ---------------


                                                 /s/ Jerry R. Engle
                                                 ------------------
                                                 Jerry R. Engle

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Frank A. Rogers, Jerry R. Engle, John B. Ditmars and Kimberly B. Kling, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT"), for the registration of 8% Redeemable Subordinated Debentures due July 1, 2011, Cancelable Mandatory Stock Purchase Contracts exercisable not later than January 1, 2011 and Common Shares, $.01 par value, of First Shares Bancorp, Inc. (the "COMPANY"), any and all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any Registration Statement for the offering that is to be effective upon filing pursuant to Rule 462(b) and to the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

     Dated:   February 11, 2002
            -----------------------


                                                 /s/ John B. Ditmars
                                                 -------------------
                                                 John B. Ditmars

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Frank A. Rogers, Jerry R. Engle, John B. Ditmars and Kimberly B. Kling, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT"), for the registration of 8% Redeemable Subordinated Debentures due July 1, 2011, Cancelable Mandatory Stock Purchase Contracts exercisable not later than January 1, 2011 and Common Shares, $.01 par value, of First Shares Bancorp, Inc. (the "COMPANY"), any and all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any Registration Statement for the offering that is to be effective upon filing pursuant to Rule 462(b) and to the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

     Dated:      2-11-02
            ------------------


                                                 /s/ Kimberly B. Kling
                                                 ---------------------
                                                 Kimberly B. Kling

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Frank A. Rogers, Jerry R. Engle, John B. Ditmars and Kimberly B. Kling, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT"), for the registration of 8% Redeemable Subordinated Debentures due July 1, 2011, Cancelable Mandatory Stock Purchase Contracts exercisable not later than January 1, 2011 and Common Shares, $.01 par value, of First Shares Bancorp, Inc. (the "COMPANY"), any and all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any Registration Statement for the offering that is to be effective upon filing pursuant to Rule 462(b) and to the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

     Dated:     Feb. 11, 2002
            ---------------------


                                                 /s/ Ralph M. Foley
                                                 ------------------
                                                 Ralph M. Foley

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Frank A. Rogers, Jerry R. Engle, John B. Ditmars and Kimberly B. Kling, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT"), for the registration of 8% Redeemable Subordinated Debentures due July 1, 2011, Cancelable Mandatory Stock Purchase Contracts exercisable not later than January 1, 2011 and Common Shares, $.01 par value, of First Shares Bancorp, Inc. (the "COMPANY"), any and all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any Registration Statement for the offering that is to be effective upon filing pursuant to Rule 462(b) and to the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

     Dated:     2/11/02
            ---------------


                                                 /s/ H. Dean Hawkins
                                                 -------------------
                                                 H. Dean Hawkins

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Frank A. Rogers, Jerry R. Engle, John B. Ditmars and Kimberly B. Kling, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT"), for the registration of 8% Redeemable Subordinated Debentures due July 1, 2011, Cancelable Mandatory Stock Purchase Contracts exercisable not later than January 1, 2011 and Common Shares, $.01 par value, of First Shares Bancorp, Inc. (the "COMPANY"), any and all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any Registration Statement for the offering that is to be effective upon filing pursuant to Rule 462(b) and to the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

     Dated:     2.11.02
            ---------------


                                                 /s/ Gary W. Lewis
                                                 -----------------
                                                 Gary W. Lewis

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Frank A. Rogers, Jerry R. Engle, John B. Ditmars and Kimberly B. Kling, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT"), for the registration of 8% Redeemable Subordinated Debentures due July 1, 2011, Cancelable Mandatory Stock Purchase Contracts exercisable not later than January 1, 2011 and Common Shares, $.01 par value, of First Shares Bancorp, Inc. (the "COMPANY"), any and all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any Registration Statement for the offering that is to be effective upon filing pursuant to Rule 462(b) and to the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

     Dated:     2-11-02
            ---------------


                                                 /s/ R. J. McConnell
                                                 -------------------
                                                 R. J. McConnell

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Frank A. Rogers, Jerry R. Engle, John B. Ditmars and Kimberly B. Kling, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT"), for the registration of 8% Redeemable Subordinated Debentures due July 1, 2011, Cancelable Mandatory Stock Purchase Contracts exercisable not later than January 1, 2011 and Common Shares, $.01 par value, of First Shares Bancorp, Inc. (the "COMPANY"), any and all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any Registration Statement for the offering that is to be effective upon filing pursuant to Rule 462(b) and to the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

     Dated:     2/11/02
            -----------------


                                                 /s/ William J. Meredith
                                                 -----------------------
                                                 William J. Meredith

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Frank A. Rogers, Jerry R. Engle, John B. Ditmars and Kimberly B. Kling, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT"), for the registration of 8% Redeemable Subordinated Debentures due July 1, 2011, Cancelable Mandatory Stock Purchase Contracts exercisable not later than January 1, 2011 and Common Shares, $.01 par value, of First Shares Bancorp, Inc. (the "COMPANY"), any and all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any Registration Statement for the offering that is to be effective upon filing pursuant to Rule 462(b) and to the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

     Dated:     2/11/02
            ------------------


                                                 /s/ Norman D. Stockton
                                                 ----------------------
                                                 Norman D. Stockton